UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 6, 2007
Cinemark USA, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	033-47040 (Commission File Number)	75-2206284 (IRS Employer Identification No.)
3900 Dallas Parkway, Suite 500, Plano, Texas 75093
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: 972.665.1000
N/A
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Press Release

Item 8.01 Other Events
     On March 6, 2007, we issued a press release announcing the launch of an offer to purchase for cash any and all of our 9% Senior Subordinated Notes (“Notes”) due 2013 (the “Tender Offer”). In connection with the Tender Offer, we are soliciting consents for certain proposed amendments to the indenture governing the Notes (the “Consent Solicitation”). The principal purpose of the Tender Offer and the Consent Solicitation is to acquire all outstanding Notes, to eliminate substantially all of the restrictive covenants and to modify certain of the events of default and other provisions in the indenture. The press release announcing the commencement of the Tender Offer and Consent Solicitation is filed as Exhibit 99.1 to this Current Report on Form 8K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release dated March 6, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK USA, INC.
By:	/s/ Michael D. Cavalier
	Name:	Michael D. Cavalier
	Title:	Senior Vice President - General Counsel

Date: March 8, 2007

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